4. Other Assets, Impairment of Intangible Assets	3 Months Ended	12 Months Ended
	Mar. 31, 2017	Dec. 31, 2016
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Other Assets, Impairment of Intangible Assets

At December 31, 2016, as a result of deteriorating profitability of Catalyst LED and significant delays associated with new business opportunities, the Company performed the impairment test as prescribed by ASC 350 on the carrying value of its intangible asset, and as a result, recorded an impairment charge totaling $50,000.

At December 31, 2016, as a result of deteriorating profitability of Catalyst LED and significant delays associated with new business opportunities, the Company performed the impairment test as prescribed by ASC 350 on the carrying value of its intangible asset, and as a result, recorded an impairment charge totaling $50,000.